Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Transition Report of Cogentix Medical, Inc. (the “Company”) on Form 10-K for the nine-month transition period ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Kill, the President, Chief Executive Officer, Chairman of the Board and Corporate Secretary of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	March 29, 2016

By	/s/ Robert Kill
Robert Kill
President, Chief Executive Officer, Chairman of the Board and Corporate Secretary